UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 18, 2004 (October 15, 2004)

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-14488 (Commission File Number)	76-0025431 (IRS Employer Identification No.)

10811 S. Westview Circle

Building C, Suite 100

Houston, Texas 77043

(Address of Registrant's principal executive offices)

(713) 881-8900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

  ____     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ____     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ____     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ____     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01         Change in Registrant's Certifying Accountant

            On October 15, 2004, BKD, LLP was engaged as the Company's new principal accountant to audit the Company's financial statements.  The Company's press release related to this event is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

            During the Company's two most recent fiscal years ended December 31, 2002 and 2003, and the subsequent interim period through October 15, 2004, neither the Company nor anyone on its behalf consulted with BKD, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii).

Section 9.  Financial Statements and Exhibits

Item 9.01        Financial Statements and Exhibits

                        (c)        Exhibits

                                    99.1    Press Release dated October 18, 2004.

[Signature page follows]

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

    DATED this 18th day of October, 2004.

SEITEL, INC.

By:

/s/ Robert D. Monson

Name:

Robert D. Monson

Title:

Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

   Exhibit
  No.

   Description

   Page

   99.1

   Press
  Release dated October 18, 2004.